SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                October 31, 2000



                               GFSB Bancorp, Inc.
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             (Exact name of Registrant as specified in its Charter)



             Delaware                  0-25854                 04-2095007
----------------------------     -------------------      ----------------------
(State or other jurisdiction   (SEC File No.)                 (IRS Employer
of incorporation)                                         Identification Number)



221 West Aztec Avenue, Gallup, New Mexico                         87301
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:           (505) 722-4361
                                                              --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                               GFSB BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT


Item 5.   Other Events
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         The Registrant announced that its Board of Directors has declared a 25%
stock dividend on the Company's outstanding common stock, payable on or about December 15, 2000, to stockholders of record as of December 1, 2000.

         For further details, reference is made to the Press Release dated October 31, 2000, which is attached hereto as Exhibit 99 and incorporated herein by this reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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Exhibit 99 -- Press Release dated October 31, 2000.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           GFSB Bancorp, Inc.


Date:    11/7/00                           By:  /s/Jerry R. Spurlin
                                                --------------------------------
                                                Jerry R. Spurlin
                                                Chief Financial Officer
                                                (Duly Authorized Representative)